VIA EDGAR

September 10, 2025

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Pacific Select Separate Account of Pacific Life Insurance Company
File No. 811-05142

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent to its policy owners, the semi-annual reports dated June 30, 2025, for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1(b) under the 1940 Act.

Investment Company	1940 Act Registration No.	CIK No.
Fidelity Variable Insurance Products Funds	811-05361	0000823535
Pacific Select Fund	811-05141	0000813900

Sincerely,

/s/ Alison Ryan
Alison Ryan
AVP & Managing Assistant General Counsel II Pacific Life Insurance Company